Midwest

2007 Super Community Bank Conference

February 27, 2007

WesBanco
By all accounts, better.

WesBanco
By all accounts, better.

97% Customer Satisfaction Rate

Corporate Profile*

NASDAQ: WSBC

- Founded in 1870
- $4.1 billion in assets
- 78 offices, 1 lending office, & 112 ATM's
- $3.0 billion in trust assets
- Market capitalization: $721 million *
- 2006 average daily shares traded: 50,025

WesBanco
By all accounts, better.

* As of 12/31/06

97% Customer Satisfaction Rate

Market Diversification



2004
2002
2002
2005
Buffalo
Saint Clair Shores
Warren
Detroit
Jackson
Portage
Elkhart
Toledo
Cleveland
Mentor
Elyria
Akron
Canton
Kokomo
Lafayette
Muncie
Carmel
Indianapolis
Terre Haute
Bloomington
Middletown
Newark
Lancaster
Pittsburgh
State College
Altoona
Frederick
Gaithersburg
Rockville
Huntington
Covington
New Albany
Evansville
Owensboro
Charlottesville
Roanoke
Lynchburg
Bowling Green
Hendersonville
Kingsport
Johnson City
Danville
Burlington
Durham
125mi

WesBanco
By all accounts, better.

97%

Loans & Deposits

LOANS 12/31/06


NON
WV
56%
WV
44%

WV - $1,283 million

Non-WV - $1,625 million

WV - Branches – 45

Non-WV - Branches – 33

DEPOSITS 12/31/06


NON
WV
42%
WV
58%

WV - $1,742 million

Non-WV - $1,254 million

WV – ATM's - 67

Non-WV - ATM's - 45

WesBanco
By all accounts, better.

97%

Market Demographics*

	WEST VIRGINIA	NEW MARKETS MONTGOMERY, CLARK & GREENE COUNTIES Dayton/Springfield, OH	NEW MARKET HAMILTON COUNTY Cincinnati, OH
Total Est. Population *	1,771,750	814,135	786,982
Median Household Income *	$33,452	$43,470 (1)	$43,933
Per Capita Income *	$19,214	$23,634 (1)	$25,922

*Source: US Census Bureau – Income reported in 2005 inflation-adjusted dollars.

(1) Weighted average

WesBanco
By all accounts, better.

97% Customer Satisfaction Rate

4th Quarter 2006 Financial Results

(dollars in thousands)	4th Quarter 2006	4th Quarter 2005	% CHG
Net income	$ 10,636	$ 10,549	0.8%
EPS - diluted	$ 0.49	$ 0.48	2.1%
Return on assets	1.03%	0.95%	8.4%
Return on equity	10.06%	10.09%	(0.3%)
Return on tangible equity	15.40%	15.66%	(1.7%)
Net interest margin	3.49%	3.45%	1.2%
Non-interest income as a % of total operating revenue	26.52%	23.29%	13.9%

WesBanco
By all accounts, better.

97% Customer Satisfaction Rate

4th Quarter 2006 Financial Results

- Decrease in net interest income due to competitive loan and deposit pricing pressure, and overall flat yield curve.
- 1st quarter balance sheet repositioning contributed to an approximate 9 basis point improvement in the 4th quarter net interest margin.
- Increase in non-interest income of $1.1 million or 11.3%. Service charges up 22% related to new Honors Overdraft Program and other activity fees.
- Decrease in non-interest expense of $1.0 million or 0.6% resulting from a 2.7% decline in personnel expenses.
- Compared to the year ended December 31, 2005, higher advertising costs resulted from the Free Checking Campaigns, which added 26,000 checking accounts in 2006.

WesBanco
By all accounts, better.

97%

Net Income / Earnings Per Share



$16,000
$12,000
$8,000
$4,000
$0
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
12/31/05
3/31/06
6/30/06
9/30/06
12/31/06
Net Income
Earnings Per Diluted Share

WesBanco
By all accounts, better.

97% Customer Satisfaction Rate

Core Operating EPS *



$2.00
$1.75
$1.50
$1.25
$1.00
$0.75
$0.50
$0.25
$0.00
$1.77
$1.81
$1.91
$1.95
$1.95
2002
2003
2004
2005
2006

WesBanco
By all accounts, better.

*See Core Operating EPS detail in Reconciliation Table - Non-GAAP Financial Information later in this presentation.

97%

Composition of Loans

12/31/06


5.60%
9.50%
13.50%
30.80%
40.10%
Commercial
Comm. R/E
Residential R/E
Home Equity
Consumer

12/31/05


6.00%
9.30%
14.20%
31.90%
38.40%
Commercial
Comm. R/E
Residential R/E
Home Equity
Consumer

WesBanco

By all accounts, better.

Composition of Deposits


12/31/06
13.40%
11.90%
11.80%
14.70%
48.20%
Non-int. bearing
Int. bearing
MMDA
Savings
CDs


12/31/05
12.90%
10.80%
14.70%
15.30%
46.30%
Non-int. bearing
Int. bearing
MMDA
Savings
CDs

WesBanco
By all accounts, better.

97%

Credit Quality



In thousands
Non-performing assets
$25,000
$20,000
$15,000
$10,000
$5,000
$0
0.60%
0.40%
0.20%
0.00%
0.27%
0.39%
0.41%
0.35%
0.49%
4Q05
1Q06
2Q06
3Q06
4Q06
Total non-performing assets
NPA's as a % of total assets



In thousands
Net charge-offs
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
0.60%
0.40%
0.20%
0.00%
0.50%
0.18%
0.54%
0.16%
0.17%
4Q05
1Q06
2Q06
3Q06
4Q06
Total Charge-offs
Net charge-off % (annualized)

WesBanco
By all accounts, better.

Shares Repurchased vs. Capital Levels


1,600
1,400
1,200
1,000
800
600
400
200
-
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
9.62%
9.75%
8.21%
8.53%
8.76%
7.69%
9.34%
7.65%
8.46%
6.33%
9.13%
6.75%
2001
2002
2003
2004*
2005
2006
Shares repurchased
Tier I leverage
Tangible equity

* 2004 repurchases limited due to SEC rules on blackout periods surrounding acquisitions

WesBanco
By all accounts, better.

Relative Stock Price Performance: 2003 - 2006



135%
130%
125%
120%
115%
110%
105%
100%
95%
90%
85%
12/31/03
3/31/04
6/30/04
9/29/04
12/29/04
3/30/05
6/30/05
9/29/05
12/29/05
3/30/06
6/29/06
9/28/06
12/29/06
WesBanco Inc. (+21.2%)
NASDAQ Bank Index (+17.9%)
KBW Bank Index (+20.6%)
S&P 500 Index (+27.6%)
Peers (+3.1%)

WesBanco
By all accounts, better.

Source: FactSet Research System
Peers include selected publicly traded banks from Western Pennsylvania, West Virginia, Indiana, and Ohio with assets between $1 to $15 billion

97%

Historical P/E Analysis: WesBanco vs. Peers

Monthly Historical P/E Comparison

*Chart Displays Price to Next Twelve Months Estimated EPS**

Historical P/E:	WSBC	Peers
Five year average:	14.5x	13.9x
Three year average:	14.9x	14.5x
One year average:	15.1x	14.3x


18.0x
17.0x
16.0x
15.0x
14.0x
13.0x
12.0x
11.0x
10.0x
1/31/2002
7/31/2002
1/31/2003
7/31/2003
1/31/2004
7/31/2004
1/31/2005
7/31/2005
1/31/2006
7/31/2006
1/31/2007
Current P/E differential is 1.0x
WSBC
Peer Median

WesBanco
By all accounts, better.

Peers include selected banks in western Pennsylvania, Indiana, Ohio, and West Virginia with Assets between $1 billion and $15 billion
**Based on a blended P/E of current year estimated EPS and next year estimated EPS*
Source: FactSet Research Systems; Data as of January 31, 2007

Peer Group Analysis – Total Return

Total Return Since Completion of Western Ohio Financial Corporation Acquisition* (%)


100.0%
75.0%
50.0%
25.0%
0.0%
-25.0%
WesBanco Total Return = 26.8%
Median Value = 11.5%
Peer Group Values

Peers include selected banks in western Pennsylvania, Indiana, Ohio, and West Virginia with Assets between $1 billion and $15 billion
**Based on a blended P/E of current year estimated EPS and next year estimated EPS*
Source: FactSet Research Systems; Data as of January 31, 2007

WesBanco
By all accounts, better.

Yield Curve


Yield Curve - 12/30/05 vs. 12/29/06
5.50
5.30
5.10
4.90
4.70
4.50
4.30
4.10
3.90
3.70
3.50
% Yield
3 mo.
2 yr.
5 yr.
10 yr.
30 yr.
12/30/2005
12/29/2006

WesBanco
By all accounts, better.

Business Strategies

- Cost control and FTE reduction.
  - Reduction of 190 FTE's since the Winton acquisition in 2005 (32 in 2006).
- Service charge income and alternative fee income growth.
  - Improved overdraft product.
  - Growth in securities / insurance product lines.
- Focus on credit quality and relationship banking "instead of growth for growth's sake."
  - Sale or exit of lower profitability / higher risk loans – over $100 million in the past year.

WesBanco
By all accounts, better.

97%

Business Strategies (cont.)

- Focus on loan spreads – target spreads by relationship and by lender.
- Focus on commercial loan growth – increasing resources in Cincinnati, Morgantown & Washington, PA.
- New professional suite of products rolled out, encompassing loan, deposit and non-traditional components.
- Emphasis on Treasury Management product suite sales to improve business DDA balances.
- Remixing loan portfolio – lower spread residential mortgages into higher-yielding commercial loans.
- Higher percentage of residential loans to secondary market – higher fee income.

Business Strategies (cont.)

- Marketing campaigns will focus on new account acquisitions to improve retail DDA balances and grow activity fees.
- Branch optimization – Closure/sale of low growth branches and consolidating existing locations to improve efficiency.
- Implementation of new commercial loan software to improve efficiency, pricing and standardizing documentation.
- 2007 Revenue Enhancement Strategies
  - Reduce non-earning assets.
  - Increase service charges on deposits, other banking fees and trust fees.
  - Focus on commercial loan yield improvement.

Branch Optimization

- West Virginia Markets:
  - Parkersburg-Marietta - sold 4 branches in Ritchie County; opening new banking center in Marietta; merging 3 existing locations into the new center (2006).
  - North Central - Opened new banking center in Kingwood (2005).
  - Upper Ohio Valley – building a new banking center in the Wheeling – Highlands area (2007).
  - Reviewing branch profitability with potential further rationalization (2007).

- Ohio Markets:
  - Upper Ohio Valley - Consolidated 3 branches into a new banking center in Barnesville, Ohio (2006).
  - Columbus – opened new banking center in Bexley and Reynoldsburg; closed branch in Stoneridge; constructing new banking center in Gahanna (2007).
  - Cincinnati – consolidated mortgage back-office operations (2006).

Key Investor Messages

- Increased dividend in February 2007 – 22 consecutive years of dividend increases. Dividend yield of 3.4%.
- Repurchased approximately 2 million shares in last two years, with 630,000 shares remaining in current 1 million share authorization.
- Tangible capital supportive of share repurchases and acquisitions.
- Balance sheet restructuring reduced liability sensitivity to higher rates.
- Business banking initiatives.
- Customer satisfaction and other retail initiatives, including "Free Checking" marketing campaign.
- Wealth and Trust management growth – up 14.5% to $3.0 billion over 2005.

WesBanco
By all accounts, better.

97% Customer Satisfaction Rate

Reconciliation Table – Non-GAAP Financial Information

	For the Year Ended December 31,				
	2006	2005	2004	2003	2002
	Per Share Amts.				
GAAP - Net income / Per share	$ 1.79	$ 1.90	$ 1.91	$ 1.80	$ 1.70
Merger-related expenses, net of tax (1)	-	0.05	0.01	0.01	0.07
Restructuring expenses, net of tax (1)	0.01	-	-	-	-
Other-than-temporary impairment losses, net of tax (1)	0.22	-	-	-	-
Gain on branch sale, net of tax (1)	(0.07)	-	-	-	-
Core operating earnings / Per share	$ 1.95	$ 1.95	$ 1.92	$ 1.81	$ 1.77

(1) The related income tax expense is calculated using a combined Federal and State income tax rate of 40%.

WesBanco
By all accounts, better.

97% Customer Satisfaction Rate

Forward-looking Disclosure

Forward-looking statements in this presentation relating to WesBanco's plans, strategies, objectives, expectations, intentions and adequacy of resources, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The information contained in this presentation should be read in conjunction with WesBanco's 2005 Annual Report on Form 10-K filed with the Securities and Exchange Commission ("SEC"), which is available at the SEC's website www.sec.gov or at WesBanco's website, www.wesbanco.com. Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in WesBanco's 2005 Annual Report on Form 10-K and third quarter 2006 Form 10-Q filed with the SEC under the section "Risk Factors". Such statements are subject to important factors that could cause actual results to differ materially from those contemplated by such statements. Please refer to WesBanco's 2005 Annual Report on Form 10-K and third quarter 2006 Form 10-Q for further information on these risk factors. WesBanco does not assume any duty to update forward-looking statements.